UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGMENET INVESTMENT COMPANIES

Investment Company Act file number 811-22386

Excelsior Venture Partners III, LLC

(Exact name of registrant as specified in charter)

325 North Saint Paul Street, 49th Floor

Dallas, TX 75201

(Address of principal executive offices) (Zip code)

Robert Conti, Chief Executive Officer and President

Excelsior Venture Partners III, LLC

c/o Neuberger Berman Investment Advisers, LLC

1290 Avenue of the Americas

New York, NY 10104

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-476-8800

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

Item 1. Reports to Stockholders.

EXCELSIOR

VENTURE PARTNERS III, LLC

INVESTOR REPORT

For the Year Ended

October 31, 2017

EXCELSIOR VENTURE PARTNERS III, LLC

For the Year Ended October 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Managers and Members of

Excelsior Venture Partners III, LLC

We have audited the accompanying statement of Assets, Liabilities and Net Assets of Excelsior Venture Partners III, LLC (the “Company”), including the Schedule of Investments, as of October 31, 2017, and the related Statements of Operations and Cash Flows for the year then ended, and the Changes in Net Assets for each of the two years in the period then ended and the Financial Highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Financial Highlights for each of the two years in the period ended October 31, 2014 were audited by other auditors, and in their opinion dated December 23, 2014, the other auditors expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the underlying portfolio companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Company, as of October 31, 2017, and the results of its operations and cash flows for the year then ended, and the changes in its net assets and the financial highlights for each of the two years in the period ended October 31, 2017, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania

December 21, 2017

Excelsior Venture Partners III, LLC

Schedule of Investments
October 31, 2017

Principal Amount/Shares	Private Companies (A),(B),(F)	Acquisition Dates (C)	Cost	Fair Value	% of Net Assets (D)

Liquidating Trusts
Life Sciences
1,999,999	Archemix Liquidating Trust Preferred Series A (G)	08/02 - 11/03	$1,999,999	$-	0.00%
700,000	Archemix Liquidating Trust Preferred Series B (G)	03/04 - 12/05	75,499	-	0.00%
	TOTAL LIQUIDATING TRUSTS - PRIVATE COMPANIES		2,075,498	-	0.00%
Preferred Stocks
Wireless
4,433,333	Ethertronics, Inc. Series B (E)	06/01 - 05/04	6,650,000	9,696,849	36.06%
1,969,205	Ethertronics, Inc. Series C (E)	05/05 - 03/10	2,953,808	8,372,885	31.13%
758,542	Ethertronics, Inc. Series D (E)	03/09	1,137,813	1,659,128	6.17%
556,913	Ethertronics, Inc. Series F (E)	03/16	1,294,873	1,218,113	4.53%
	TOTAL PREFERRED STOCKS - PRIVATE COMPANIES		12,036,494	20,946,975	77.89%

	TOTAL PRIVATE COMPANIES		$14,111,992	$20,946,975	77.89%
	OTHER ASSETS AND LIABILITIES			5,946,462	22.11%
	NET ASSETS			$26,893,437	100.00%

(A)	Non-income producing securities, restricted as to public resale and liquidity.
(B)	Total cost of illiquid and restricted investments at October 31, 2017, aggregated $14,111,992. Total fair value of illiquid and restricted investments at October 31, 2017, fair valued in accordance with procedures approved by the Board of Managers, was $20,946,975 or 77.89% of net assets.
(C)	Acquisition Dates cover from original investment date to the last acquisition date.
(D)	Calculated as fair value divided by the Company’s net assets.
(E)	At October 31, 2017, the Company owned 5% or more of Ethertronics, Inc. voting securities, thereby making Ethertronics, Inc. an affiliate of the Company as defined by the Investment Company Act of 1940, as amended (the “Investment Company Act”). Total fair value of securities of affiliates owned by the Company at October 31, 2017 (including investments in controlled affiliates) was $20,946,975, or 77.89% of net assets.
(F)	All investments are based in the United States.
(G)	In addition to the fair value, Archemix unit holders may receive future amounts and possible milestone based earn outs. Contingent payments are subject to numerous risks and uncertainties, and therefore payments may never be earned.

The accompanying notes are an integral part of these financial statements.

2

Excelsior Venture Partners III, LLC

Statement of Assets, Liabilities and Net Assets
October 31, 2017

ASSETS
Unaffiliated issuers, at fair value (Cost $2,075,498)	$-
Non-controlled affliated issuers, at fair value (Cost $12,036,494)	20,946,975
Investments, at fair value (Cost $14,111,992)	20,946,975
Cash and cash equivalents (Note 2)	5,981,604
Other assets	10,030

Total Assets	$26,938,609

LIABILITIES
Audit fee payable	30,000
Administration service fees payable	7,092
Legal fees payable	4,349
Distribution payable to Members	3,008
Custody fees payable	723
Total Liabilities	45,172
NET ASSETS	$26,893,437

NET ASSETS consist of:
Members’ capital paid-in*	$146,136,782
Members’ capital distributed	(49,518,579)
Accumulated net investment loss	(16,275,097)
Accumulated realized (loss) on investments	(60,284,652)
Accumulated net unrealized appreciation on investments	6,834,983

Total Net Assets	$26,893,437

Units of Membership Interest outstanding (unlimited number of units authorized, no par value)	295,210
NET ASSET VALUE PER UNIT	$91.10

*Members' capital paid-in consists of contributions from Members which are net of offering costs charged to the Members.

The accompanying notes are an integral part of these financial statements.

3

Excelsior Venture Partners III, LLC

Statement of Operations
For the year ended October 31, 2017

INVESTMENT INCOME:
Interest income	$41,075
Total Investment Income	41,075

EXPENSES:
Management fees	156,637
Board of Managers’ fees	66,000
Legal fees	42,267
Printing fees	31,453
Administration service fees	30,378
Audit fees	30,000
Insurance expense	16,855
Custody fees	8,332
Other fees	391
Total Expenses	382,313
NET INVESTMENT LOSS	(341,238)

NET CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS (Note 2):
Net change in unrealized appreciation on affiliated investments	3,171,512
NET CHANGE IN UNREALIZED GAIN/(LOSS) ON INVESTMENTS	3,171,512
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,830,274

The accompanying notes are an integral part of these financial statements.

4

Excelsior Venture Partners III, LLC

Statements of Changes in Net Assets

	For the Years Ended October 31,
	2017	2016
OPERATIONS:
Net investment loss	$(341,238)	$(504,527)
Net realized gain/(loss) on unaffiliated investments	-	(4,037)
Net change in unrealized appreciation on affiliated investments	3,171,512	(4,339,759)
Net change in net assets resulting from operations	2,830,274	(4,848,323)

NET ASSETS
Beginning of the period	24,063,163	28,911,486
End of the period	$26,893,437	$24,063,163

The accompanying notes are an integral part of these financial statements.

5

Excelsior Venture Partners III, LLC

Statement of Cash Flows
For the year ended October 31, 2017

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase/(decrease) in Net Assets resulting from operations	$2,830,274
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by/(used in) operating activities:
Net change in unrealized appreciation on affiliated investments	(3,171,512)
Changes in assets and liabilities related to operations
(Increase)/decrease in other assets	7,041
Increase/(decrease) in administration service fees payable	(8,673)
Increase/(decrease) in legal fees payable	(14)
Increase/(decrease) in custody fees payable	(366)
Increase/(decrease) in management fee payable	(59,825)

Net cash provided by (used in) operating activities	(403,075)

Net change in cash and cash equivalents	(403,075)
Cash and cash equivalents at beginning of year	6,384,679
Cash and cash equivalents at end of year	$5,981,604

The accompanying notes are an integral part of these financial statements.

6

Excelsior Venture Partners III, LLC

Financial Highlights

	Fiscal Years Ended October 31,
	2017	2016	2015	2014	2013
Per Unit Operating Performance: (1)

NET ASSET VALUE, BEGINNING OF PERIOD:	$81.51	$97.94	$156.99	$132.43	$172.08
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(1.16)	(1.71)	(2.65)	(3.10)	(2.97)
Net realized and change in unrealized gain/(loss) on investments	10.75	(14.72)	(56.40)	29.16	(30.68)
Net increase/decrease in net assets resulting from operations	9.59	(16.43)	(59.05)	26.06	(33.65)
DISTRIBUTIONS TO MEMBERS:
Net decrease in Net Assets due to distributions to Members	-	-	-	(1.50)	(6.00)
NET ASSET VALUE, END OF PERIOD:	$91.10	$81.51	$97.94	$156.99	$132.43
TOTAL NET ASSET VALUE RETURN: (1), (2)	11.76%	(16.79)%	(37.61)%	19.68%	(19.70)%

RATIOS TO AVERAGE NET ASSETS:
Net Assets, end of period (000's)	$26,893	$24,063	$28,911	$46,344	$39,095
Ratios to average Members’ Equity - Net Assets: (3)
Gross expenses	1.64%	2.01%	1.92%	2.10%	2.08%
Net expenses	1.64%	2.01%	1.92%	2.10%	2.08%
Net investment loss	(1.46)%	(1.98)%	(1.92)%	(2.10)%	(2.08)%
Portfolio Turnover Rate (4)	0.00%	0.00%	0.00%	0.00%	0.72%

1)	Selected data for a unit of Membership Interest outstanding throughout each period.
2)	Total investment return based on per unit net asset value reflects the effects of changes in net asset value based on the performance of the Company during the period and assumes that distributions, if any, were reinvested at the Company’s net asset value as of the quarter-end immediately following the distribution date. The Company’s units are not traded in any market and, therefore, the market value total investment return is not calculated.
3)	Ratios do not reflect the Company’s proportional share of net investment income (loss) and expenses, including any performance-based fees, of the Private Investment Funds.
4)	Contributions paid to Private Investment Funds are included in the portfolio turnover rate.

The accompanying notes are an integral part of these financial statements.

7

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2017

Note 1 — Organization

Excelsior Venture Partners III, LLC (the “Company”) is a non-diversified, closed-end management investment company, which commenced operations on April 5, 2001. The Company was organized as a Delaware limited liability company on February 18, 2000. The Company registered its initial offering of units under the Securities Act of 1933, as amended (the “Securities Act”). The duration of the Company is ten years (subject to two Board-approved, 2-year extensions, and any subsequent Member-approved extensions) from the final subscription closing, which occurred on May 11, 2001, at which time the affairs of the Company will be wound up and its assets distributed pro rata to members of the Company (“Members”) as soon as is practicable thereafter. On March 17, 2011, the Company’s Independent Managers (the “Board” or “Independent Managers”) authorized the first extension of the duration of the Company until May 11, 2013. On March 21, 2013 the Company’s Independent Managers authorized a second extension of the duration of the Company until May 21, 2015. On June 27, 2017, the Board approved extending the term of the Company by one year to July 1, 2018 with the ability of the Board to extend for an additional one year period.

Pursuant to the Registration Statement on Form N-2 (File No. 333-30986), which was originally declared effective on September 7, 2000, the Company was authorized to offer an unlimited number of units of membership interest with no par value. The Company sold 295,210 units in a public offering, which closed on May 11, 2001, for gross proceeds totaling $147,605,000. At the time, units of the Company were made available through Charles Schwab & Co., Inc., the Company’s principal distributor.

The Company incurred offering costs associated with the public offering totaling $1,468,218. Net proceeds to the Company from the public offering, after offering costs, totaled $146,136,782.

The Company’s investment objective is to achieve long-term capital appreciation primarily by investing in domestic venture capital and other private companies (“Private Companies”) and, to a lesser extent, domestic and international private funds (“Private Investment Funds”), negotiated private investments in public companies and international direct investments that the Fund’s investment adviser believes to offer significant long-term capital appreciation. Private Companies are companies in which the equity is closely held by company founders, management and/or a limited number of institutional investors. The Company does not have the right to demand that such equity securities be registered under the Securities Act.

The Board has overall responsibility to manage and supervise the operations of the Company. The Board exercises the same powers, authority and responsibilities on behalf of the Company as are customarily exercised by directors of a typical investment company registered under the Investment Company Act organized as a corporation. The Board has engaged Neuberger Berman Investment Advisers LLC (“NBIA” or “Investment Adviser”) and NB Alternatives Advisers LLC (“NBAA” or “Sub-Adviser”) to provide investment advice regarding the selection of the Company’s portfolio holdings and to manage the day-to-day operations of the Company.

Note 2 — Significant Accounting Policies and Recent Accounting Pronouncements

The Company meets the definition of an investment company and follows the accounting and reporting guidance as issued through Accounting Standards Codification (“ASC”) 946, Financial Services – Investment Companies.

A. Basis of Accounting:

The Company’s policy is to prepare its financial statements on the accrual basis of accounting in accordance with accounting principles generally accepted in the United States of America (“GAAP”). Consequently, income and the related assets are recognized when earned, and expenses and the related liabilities are recognized when incurred. The following is a summary of significant accounting policies followed by the Company in the preparation of its financial statements.

B. Recent Accounting Pronouncements

There are no recent accounting pronouncements that impacted the Company.

C. Valuation of Investments:

The Company computes its net asset value (“NAV”) as of the last business day of each fiscal quarter and at such other times as the Sub-Adviser deems appropriate in accordance with valuation principles set forth below, or as may be determined from time to time, pursuant to the valuation procedures (the “Procedures”) established by the Board.

8

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2017

The Board has approved the Procedures pursuant to which the Company values its interests in the Private Companies, Private Investment Funds and other investments.  The Board has delegated to the Sub-Adviser general responsibility for determining the fair value of the assets held by the Company.  The fair value of the Company’s assets is based on information reasonably available at the time the valuation is made and the Sub-Adviser believes to be reliable.

The value for securities for which no public market exists is difficult to determine. Generally, such investments will be valued on a fair value basis and in conformity with GAAP. Accordingly, the fair value measurement is determined based on the estimated price a seller would receive in an orderly transaction at the measurement date. The values for the investments referred to in this paragraph will be determined regularly by the Sub-Adviser subject to review and ratification by the Board and, in any event, not less frequently than quarterly. At October 31, 2017, market quotations were not readily available for the investments on the Company’s Schedule of Investments which are valued at $20,946,975, or 77.89% of Net Assets. Such securities were valued by the Sub-Adviser, under the supervision of the Board.

FASB ASC 820-10 “Fair Value Measurements and Disclosure” establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). FASB ASC 820-10-35-39 to 55 provides three levels of the fair value hierarchy as follows:

Level 1	Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

Level 2

Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data;

Level 3	Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. An individual Private Company’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Sub-Adviser. The Company considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by multiple, independent sources that are actively involved in the relevant market. The categorization of the Private Company within the hierarchy is based upon the pricing transparency of that Private Company and does not necessarily correspond to the Company’s perceived risk of that Private Company.

All of the Company’s investments in the Private Companies have been classified within Level 3, and the Company generally does not hold any investments that could be classified as Level 1 or Level 2, as observable prices are typically not available.

9

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2017

The following table presents the investments carried on the Schedule of Investments by level within the valuation hierarchy as of October 31, 2017.

	Level 1	Level 2	Level 3	Total
Investments in Private Companies
Liquidating Trusts	$-	$-	$-	$-
Preferred Stocks	-	-	20,946,975	20,946,975
Totals:	$-	$-	$20,946,975	$20,946,975

Valuation Process for Level 3 Fair Value Measurements

The Sub-Adviser employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular review of key inputs and assumptions, transactional backtesting or disposition analysis to compare unrealized gains and losses to realized gains and losses.

Asset Category	Fair Value at October 31, 2017	Valuation Techniques	Variable	Input	Increase in Input's Impact on Valuation	Decrease in Input's Impact on Valuation

Preferred Stock	$20,946,975	Transactional Value	Liquidity Discount	10%	Decrease	Increase

The valuation of the Company’s Level 3 investments shown in the table above involve quantitative or qualitative inputs or assumptions that may be unobservable, excluding investments for which fair value is based on unobservable inputs that are not developed by the Sub-Adviser such as the net asset value as reported to the Company by for which fair value is determined by recent, pending or expected transactions without adjustment.

The following table includes a rollforward of the amounts for the year ended October 31, 2017 for investments classified within Level 3. The classification of an investment within Level 3 is based upon the significance of the unobservable inputs to the overall fair value measurement.

	Preferred	Liquidating
Fair Value Measurements using Level 3 inputs	Stocks	Trusts	Total
Balance as of November 1, 2016	$17,775,463	$-	$17,775,463
Net change in unrealized appreciation/(depreciation) on investments	3,171,512	-	3,171,512
Balance as of October 31, 2017	$20,946,975	$-	$20,946,975

The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of Level 3 during the year ended October 31, 2017.

D. Cash and Cash Equivalents:

Cash and cash equivalents consist primarily of cash and short term investments which are readily convertible into cash and have an original maturity of three months or less. UMB Bank N.A. serves as the Company’s custodian.

Cash and cash equivalents on the Statement of Assets, Liabilities and Members’ Equity – Net Assets can include deposits in money market accounts and overnight deposits in commercial paper, which are classified as Level 1 assets. As of October 31, 2017, the Company held $5,981,604 in an overnight sweep that is deposited into a money market account.

10

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2017

E. Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amount of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.

F. Security Transactions and Investment Gains and Losses:

Private and Public Companies

Security transactions are recorded on a trade date basis or, in the case of private investments, securities transactions are recorded when the Company has a legal and enforceable right to demand payment. Realized gains and losses on investments sold are recorded on the basis of specific cost. Interest income, adjusted for amortization of premiums and discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Private Investment Funds

Distributions of cash or in-kind securities from a Private Investment Fund are recorded as a return of capital to reduce the cost basis of the Private Investment Fund until the cost basis reaches zero. Subsequently, any distributions are recorded as realized gains. In-kind securities received from a Private Investment Fund are recorded at fair value. Distributions are recorded when they are received from such Private Investment Fund, as there are no redemption rights with respect to the Private Investment Funds. The Company may also recognize realized losses based upon information received from the Private Investment Fund managers for write-offs taken in the underlying portfolio. Unrealized appreciation/(depreciation) on investments, within the Statement of Operations includes the Company’s share of interest and dividends, realized (but undistributed) and unrealized gains and losses on security transactions and expenses of each Private Investment Fund.

G. Income Taxes:

The Company is a limited liability company that is treated as a partnership for tax reporting. Tax basis income and losses are passed through to the individual Members and, accordingly, there is no provision for income taxes reflected in these financial statements. The Company has a tax year end of December 31.

Differences arise in the computation of Members’ capital for financial reporting in accordance with GAAP and Members’ capital for federal and state income tax reporting. These differences are primarily due to the fact that unrealized gains and losses are allocated for financial reporting purposes and are not allocated for federal and state income tax reporting purposes.

The cost of the Private Companies for federal income tax purposes is based on amounts reported to the Company on Schedule K-1 from the Private Companies. Based on the amounts reported to the Fund on Schedule K-1 as of December 31, 2016, and after adjustment for purchases and sales between December 31, 2016 and October 31, 2017, the estimated cost of the Private Companies at October 31, 2017 for federal income tax purposes aggregated $14,343,003. The net unrealized appreciation for federal income tax purposes on the Private Companies at October 31, 2017 was estimated to be $6,603,972. The net unrealized appreciation consisted of gross unrealized appreciation and gross unrealized depreciation of $8,987,241 and $2,383,269 respectively.

The Company files tax returns as prescribed by the tax laws of the jurisdictions in which it operates. In the normal course of business, the Company is subject to examination by federal, state, local and foreign jurisdictions, where applicable. As of December 31, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions). FASB ASC 740-10 “Income Taxes” requires the Sub Adviser to determine whether a tax position of the Company is more likely than not to be sustained upon examination by taxing authorities, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the tax amount recognized in the financial statements is reduced by the largest benefit that has a greater than fifty percent likelihood of being realized upon ultimate settlement with the relevant taxing authority. The Sub Adviser reviewed the Company’s tax positions for the open tax years and has concluded that no provision for taxes is required in the Company’s financial statements for the year ended October 31, 2017. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. For the year ended October 31, 2017, the Company did not incur any interest or penalties.

11

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2017

H.  Distribution Policy:

Distributions of available cash will be made by the Company at such times and in such amounts as determined by the Board in its sole discretion. Distributions are recorded on the ex-dividend date to Members of record on the record date.

I. Contribution Policy:

Units are issued when contributions are paid. For the year ended October 31, 2017, no additional units were issued.

J. Restrictions on Transfers:

Limited liability company interests of the Company (“Interests”) are generally not transferable. No Member may assign, sell, transfer, pledge, hypothecate or otherwise dispose of any Interests without the prior written consent of the Board, which may be granted or withheld in the Board’s sole discretion, and in compliance with applicable securities and tax laws.

K. Fees of the Private Investment Funds:

Each Private Investment Fund will charge its investors (including the Company) expenses, including asset-based management fees and performance-based fees, which are referred to as an allocation of profits. In addition to Company level expenses shown on the Company’s Statement of Operations, Members of the Company will indirectly bear the fees and expenses charged by the Private Investment Funds. These fees are reflected in the valuations of the Private Investment Funds and are not reflected in the ratios to average net assets in the Financial Highlights of the Company.

L. Expenses:

The Company records expenses on an accrual basis. Such accruals require management to make estimates and assumptions that affect the reported amounts, which is consistent with GAAP.

Note 3 — Investment Advisory Fee, Administration Fee and Related Party Transactions

As disclosed in the Company’s registration statement, for the services provided, the Investment Adviser was entitled to receive a management fee at an annual rate equal to 2.00% of the Company’s end of the quarter net assets through the fifth anniversary of the first closing date of April 5, 2001, and 1.00% of net assets thereafter. Effective November 1, 2010, the Company’s management fees are calculated based on average quarterly net assets. This change was made in accordance with the Company’s Advisory Agreement. In prior years, management fees were calculated based on end of quarter net asset value.

On June 27, 2017, the Board approved extending the term of the Company by one year to July 1, 2018. In connection with the extension, NBIA has voluntarily waived the management fee effective July 1, 2017 through the end of the extension period. As of October 31, 2017, there was no payable to the Investment Adviser for management fees.

Pursuant to an Administration and Accounting Services Agreement, the Company retains UMB Fund Services, Inc. (the “Administrator”), a subsidiary of UMB Financial Corporation, to provide administration, accounting, tax preparation, and investor services to the Company. In consideration for its services, the Company pays the Administrator a quarterly fee of 0.0325% (0.13% on an annualized basis) of the net assets as of the start of business on the first business day of each calendar quarter. For the year ended October 31, 2017, the Company incurred administration fees totaling $30,378.

Effective February 1, 2016, the Independent Managers are each paid an annual retainer of $22,000. Until January 31, 2016, the Independent Managers received $10,000 as an annual retainer and the Chairman of the Board received an additional $1,000 annual retainer. Also, each Independent Manager received $2,000 per quarterly meeting attended. In addition, each Independent Manager received $500 per quarterly telephonic meeting and $500 for any other telephonic special meeting. For each audit committee meeting attended, Committee members received $1,500, while the Chairman of the Audit Committee received an additional $1,000 retainer. Each Independent Manager is reimbursed for expenses incurred for attending meetings. No person who is an officer, manager or employee of NBIA, or its subsidiaries, who serves as an officer, manager or employee of the Company, receives any compensation from the Company.

12

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2017

Affiliates of the Investment Adviser may have banking, underwriting, lending, brokerage, or other business relationships with the Private Investment Funds or the Private Companies in which the Company invests and with companies in which the Private Investment Funds invest.

Note 4 — Purchases and Sales of Securities

For the year ended October 31, 2017 there were no purchases and sales of securities.

Note 5 — Capital Commitments from Members

As of October 31, 2017, each Member has contributed 100% of its share of the total $147,605,000 in capital commitments to the Company.

Note 6 — Transactions with Affiliated Companies

An affiliated company is a company in which the Company has ownership of more than 5% of the voting securities. The Company did not receive or distribute any amounts to affiliated companies during the year ended October 31, 2017.

			For the year ended October 31, 2017
Non-Controlled Affiliates	Shares/ Principal Amount Held at October 31, 2016	October 31, 2016 Fair Value	Purchases/ Conversion Acquisition	Sales Proceeds/ Conversion	Income/(Loss)	Realized Gain/(Loss)	Unrealized Gain/(Loss)	Shares/ Principal amount held at October 31, 2017	October 31, 2017 Fair Value

Ethertronics, Inc., Series B	4,433,333	$10,210,498	$-	$-	-	$-	$(513,649)	4,433,333	$9,696,849
Ethertronics, Inc., Series C	1,969,205	4,535,315	-	-	-	-	3,837,569	1,969,205	8,372,885
Ethertronics, Inc., Series D	758,542	1,747,013	-	-	-	-	(87,884)	758,542	1,659,128
Ethertronics, Inc., Series F	556,913	1,282,637	-	-	-	-	(64,524)	556,913	1,218,113

Total		$17,775,463	$-	$-	-	$-	$3,171,512	$7,717,993	$20,946,975

Note 7 — Indemnifications

In the normal course of business, the Company enters into contracts that provide general indemnifications. The Company’s maximum exposure under these agreements is dependent on future claims that may be made against the Company, and therefore cannot be established; however, based on the Investment Adviser’s experience, the risk of loss from such claims is considered remote.

Note 8 — Concentrations of Market, Credit and Industry Risk

The Company invests in Private Investment Funds and Private Companies. This portfolio strategy presents a high degree of business and financial risk due to the nature of the Private Companies and the underlying portfolio companies in which Private Investment Funds invest, which may include entities with little operating history, minimal capitalization, or operations in new or developing industries.

The Company may invest in certain financial instruments which may contain varying degrees of off balance sheet credit, interest and market risks. However, due to the nature of the Company’s investments in the Private Investment Funds and Private Companies, such risks are limited to the Company’s investment in each Private Investment Fund and Private Company, which is the current value set forth in the Schedule of Investments.

Note 9 — Liquidity Risk

The Company focuses its investments in the securities of domestic venture capital and other private companies and, to a lesser extent, in domestic and international private funds, negotiated private investments in public companies and international direct investments that NBIA believes offer significant long-term capital appreciation.

The Company believes that its liquidity and capital resources are adequate to satisfy its operational needs as well as the continuation of its investment program.

13

Excelsior Venture Partners III, LLC

Notes to Financial Statements
October 31, 2017

Note 10 — Subsequent Events

The Company has evaluated all events subsequent to the balance sheet date of October 31, 2017, through the date these financial statements were available to be issued and has determined that there were no subsequent events that require disclosure.

14

Proxy Voting and Form N-Q (Unaudited)

A description of the Company’s policies and procedures used to determine how to vote proxies relating to the Company’s portfolio securities, as well as information regarding proxy votes cast by the Company (if any) during the most recent twelve month period ended June 30, is available without charge, upon request, by calling the Company at 212-476-8800 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov. The Company did not receive any proxy solicitations during the year ended October 31, 2017.

The Company files a complete schedule of portfolio holdings with the SEC within sixty days after the end of the first and third fiscal quarters of each year on Form N-Q. The Company’s Forms N-Q (i) are available at http://www.sec.gov, and (ii) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330), and (iii) may be obtained at no charge by calling the Company at 212-476-8800.

15

Excelsior Venture Partners III, LLC

Company Management (Unaudited)

Information pertaining to the Board of Managers of the Company is set forth below.

Number of
Funds in Fund
	Term of Office		Complex*
Name, Position(s) Held, Address, and	and Length of	Principal Occupation During Past 5	Overseen by	Other Directorships Held by
Year of Birth	Time Served	Years	Manager	During Past 5 Years
Disinterested Managers

Alan Brott, Manager	Term Indefinite –	Consultant (since 10/1991); Associate	16	Manager of Man FRM Alternative Multi-
	Since 2009	Professor, Columbia University (since		Strategy Fund LLC; Director of Grosvenor
325 North Saint Paul St., 49th Floor		2000); Former Partner of Ernst & Young.		Registered Multi-Strategy Master Fund,
Dallas, TX 75201				(4 funds); Director of Stone Harbor
(1942)				Investment Funds (10 funds).

Victor F. Imbimbo, Jr., Manager	Term Indefinite –	President and CEO of Caring Today, LLC,	16	Manager of Man FRM Alternative Multi
	Since Inception	an information and support resource for the		Strategy Fund LLC.
325 North Saint Paul St., 49th Floor		family caregiver market; Former President
Dallas, TX 75201		for North America TBWA\World Health, a
(1952)		division of TBWA Worldwide, and
Executive Vice President of TBWA\New
York.

Stephen V. Murphy, Manager	Term Indefinite –	President of S.V. Murphy & Co, an	16	Manager of Man FRM Alternative Multi-
	Since Inception	investment banking firm.		Strategy Fund LLC; Director of The First
325 North Saint Paul St., 49th Floor				Long Island Corporation and The First
Dallas, TX 75201 (1945)				National Bank of Long Island.

* The “Fund Complex” consists of Excelsior Venture Partners III, LLC (“EVP III”), Excelsior Private Markets Fund II (Master), LLC, Excelsior Private Markets Fund II (TI), LLC, Excelsior Private Markets Fund II (TE), LLC, Excelsior Private Markets Fund III (Master), LLC, Excelsior Private Markets Fund III (TI), LLC, Excelsior Private Markets Fund III (TE), LLC, NB Crossroads Private Markets Fund IV Holdings LLC, NB Crossroads Private Markets Fund IV (TE) – Client LLC, NB Crossroads Private Markets Fund IV (TI) – Client LLC, NB Crossroads Private Markets Fund V (TE) LP, NB Crossroads Private Markets Fund V (TI) LP, NB Crossroads Private Markets Fund V (TE) Advisory LP, NB Crossroads Private Markets Fund V (TI) Advisory LP, NB Crossroads Private Markets Fund V Holdings LP  and UST Global Private Markets Fund, LLC.

16

Excelsior Venture Partners III, LLC

Company Management (Unaudited)

Information pertaining to the Officers of the Company is set forth below.

Term of Office
Name, Address*	Position(s) Held	and Length of
and Age	with the Company	Time Served	Principal Occupation During Past 5 Years
Officers who are not Managers
Robert Conti	Chief Executive	Term —	Managing Director, Neuberger Berman LLC, since 2007;
(1956)	Officer and President	Indefinite; Length	Managing Director, NBIA, since 2009. Formerly, Senior
		— since 2015	Vice President, Neuberger Berman LLC (2003-2006), Vice
President, Neuberger Berman LLC (1999-2003).

James D. Bowden	Vice President	Term —	Managing Director, Neuberger Berman LLC, since 2015.
(1953)		Indefinite; Length	Formerly, Managing Director, Bank of America; Manager
		— since 2015	and Vice President, Merrill Lynch Alternative Investments
LLC (2013-2015); Executive Vice President, Bank of
America Capital Advisors LLC (1998-2013).

Claudia A. Brandon	Executive Vice	Term —	Senior Vice President, Neuberger Berman LLC, since 2007
(1956)	President and	Indefinite; Length	and Employee since 1999; Senior Vice President, NBIA,
	Secretary	— since 2015	since 2008 and Assistant Secretary since 2004. Formerly,
Vice President, Neuberger Berman LLC (2002-2006), Vice
President – Mutual Fund Board Relations, NBIA (2000-
2008), Vice President, NBIA (1986-1999) and Employee

Mark Bonner	Assistant Treasurer	Term —	Senior Vice President, Neuberger Berman LLC, since 2015.
(1977)		Indefinite; Length	Formerly, Senior Vice President, Bank of America; Merrill
		— since 2015	Lynch Alternative Investments LLC (2006-2015); Manager,
Advent International Corporation (2004-2006); Senior
Associate, PricewaterhouseCoopers LLP (1999-2004).

Corey A. Issing	Chief Legal Officer	Term —	General Counsel and Head of Compliance – Mutual Funds
(1978)	(only for purposes of	Indefinite; Length	since 2016 and Managing Director, NBIA, since 2016.
	sections 307 and 406	— since 2016	Formerly, Associate General Counsel (2015-2016), Counsel
	of the Sarbanes-Oxley		(2007-2015), Senior Vice President (2013-2016), Vice
	Act of 2002) and Anti-		President (2009-2013).
Money Laundering
Compliance Officer

Sheila James (1965)	Assistant Secretary	Term —	Vice President, Neuberger Berman LLC, since 2008 and
		Indefinite; Length	Employee since 1999; Vice President, NBIA, since 2008.
		— since 2015	Formerly, Assistant Vice President, Neuberger Berman LLC
(2007-2008); Employee, NBIA (1991-1999).

17

Excelsior Venture Partners III, LLC

Company Management (Unaudited)

Information pertaining to the Officers of the Company is set forth below.

Term of Office
Name, Address*	Position(s) Held	and Length of
and Age	with the Company	Time Served	Principal Occupation During Past 5 Years

Brian Kerrane	Vice President	Term —	Managing Director, Neuberger Berman LLC, since 2013;
(1969)		Indefinite; Length	Chief Operating Officer – Mutual Funds and Managing
		— since 2015	Director, NBIA, since 2015. Formerly, Senior Vice
President, Neuberger Berman LLC (2006 to 2014), Vice
President, NBIA (2008-2015) and Employee since 1991.

Josephine Marone	Assistant Secretary	Term —	Senior Paralegal, Neuberger Berman LLC, since 2007 and
(1963)		Indefinite; Length	Employee since 2007.
— since 2015

John M. McGovern	Treasurer	Term —	Senior Vice President, Neuberger Berman LLC, since 2007;
(1970)		Indefinite; Length	Senior Vice President, NBIA, since 2007 and Employee
		— since 2015	since 1993. Formerly, Vice President, Neuberger Berman
LLC (2004-2006), Assistant Treasurer (2002-2005).

Brien Smith	Vice President	Term —	Managing Director, Neuberger Berman LLC, since 2005;
(1957)		Indefinite; Length	Chief Operating Officer of NB Private Equity Division since
		— since 2017	2017.

Chamaine Williams	Chief Compliance	Term —	Chief Compliance Officer – Mutual Funds and Senior Vice
(1971)	Officer	Indefinite; Length	President, NBIA, since 2006. Formerly, Senior Vice
		— since 2015	President, Lehman Brothers (2007-2008), Vice President,
Lehman Brothers (2003-2006), Chief Compliance Officer,
Lehman Brothers Asset Management Inc. (2003-2007),
Chief Compliance Officer, Lehman Brothers Alternative
Investment Management LLC (2003-2007).

* The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104, except for James D. Bowden and Mark Bonner whose business address is 53 State Street, 13th Floor, Boston, MA 02109; and Brien Smith whose business address is 325 North Saint Paul St. 49th Floor Dallas, TX 75201.

All officers of the Company are employees and/or officers of the Investment Adviser. Officers of the Company are elected by the Managers and hold office until they resign, are removed or are otherwise disqualified to serve.

Alternative investments are sold to qualified investors only by a Confidential Offering Memorandum. An investment in an alternative investment fund is speculative and should not constitute a complete investment program. The information presented in the annual letter is current as of the date noted, is for information purposes only and does not constitute an offer to sell or a solicitation of an offer to buy interests in any fund. This is not, and under no circumstances is to be construed as, an offer to sell or a solicitation to buy any of the securities or investments referenced, nor does this information constitute investment advice or recommendations with respect to any of the securities or investments used. Past performance is no guarantee of future results. Additional information is available upon request.

18

Item 2. Code of Ethics.

The Registrant (or the “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there were no substantive amendments to or waivers from the code of ethics. The Registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 866-637-2587 (toll-free).

Item 3. Audit Committee Financial Expert.

The Board of Managers (the “Board”) of the Registrant has determined that Stephen V. Murphy possesses the technical attributes to qualify as an "audit committee financial expert," and has designated Mr. Murphy as the audit committee's financial expert. Mr. Murphy is an "independent" Manager pursuant to paragraph (a)(2) of Item 3 on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Tait, Weller & Baker, LLP serves as independent registered public accounting firm to the Registrant.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended October 31, 2017 was $30,000.

The aggregate fees billed for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements for the fiscal year ended October 31, 2016 was $30,000.

(b) Audit-Related Fees

There were no audit-related services provided by the principal accountant to the Registrant for the last two fiscal years.

(c) Tax Fees

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for review of the Registrant’s tax return for the fiscal year ended October 31, 2017.

The principal accountant for the audit of the Registrant's annual financial statements billed $0 for review of the Registrant’s tax return for the fiscal year ended October 31, 2016.

(d) All Other Fees

The principal accountant billed no other fees to the Registrant during the last two fiscal years.

(e) (1) The Registrant's audit committee will pre-approve (i) all audit and non-audit services that the Registrant’s independent auditors provide to the Registrant, and (ii) all non-audit services that the Registrant’s independent auditors provide to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

None of the services described in paragraphs (b)-(d) above were approved by the Registrant’s audit committee pursuant to the “de minimis exception” in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g) The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2017, were $0 and $0, respectively.

The amount of non-audit fees that were billed by the Registrant's accountant for services rendered to: (i) the Registrant, and (ii) the Registrant's investment adviser and any control person of the adviser that provides ongoing services to the registrant for the fiscal year ended October 31, 2016, were $0 and $0, respectively.

(h) The Registrant's audit committee has considered whether the provision of non-audit services that may be rendered to the Registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included as part of the report to members filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Subject to the Board’s oversight, the Registrant has delegated responsibility to vote any proxies the Registrant may receive to the Investment Adviser, Neuberger Berman Investment Advisers LLC (“NBIA”).

NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its members. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendor as a voting delegate to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines.

NBIA’s guidelines adopt the voting recommendations of Glass Lewis. NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between NBIA and the client or clients with respect to the voting of the proxy, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Information on how the Registrant voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge by calling the Registrant toll-free at 866-637-2587 or by accessing the website of the Securities and Exchange Commission (the “SEC”) at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Member - As of October 31, 2017:

Neuberger Berman Private Equity’s investment team is responsible for the day-to-day management of the Fund and, along with other members of NB Private Equity, serves as the day-to-day interface with the members of the Investment Committee, which serve as the Fund’s Portfolio Fund Managers. The Investment Committee and other senior private equity investment personnel also have responsibility for managing private equity investments made on behalf of third-party investors, sourcing new investment opportunities, performing due diligence on all new investment opportunities and monitoring existing investments.

The Investment Committee is responsible for the development, selection, and ongoing monitoring and realization of investments:

James Bowden is a Managing Director of Neuberger Berman. Previously, Mr. Bowden was a Managing Director at Bank of America / Merrill Lynch, managing the group’s private equity fund of funds business since its inception in 1998. In that capacity he led the private placement capital raising activities, directed investment origination and has ongoing management and administration responsibilities for the Bank of America fund of funds business. Mr. Bowden’s career covers a variety of private equity, commercial banking and management consulting positions. Prior to joining Bank of America / Merrill Lynch, he served as the manager of the Chicago office of Corporate Credit Examination Services for Continental Bank, where he had responsibility for the independent oversight of the Private Equity Investing and Midwest Commercial Banking Division. Earlier in his career, he was a Managing Consultant in the Financial Advisory Services practice of Coopers & Lybrand, specializing in corporate turnarounds and previously focused on commercial lending and problem loan workouts during his time at Continental Bank, Citicorp and the American National Bank of Chicago. Mr. Bowden received his M.B.A. and B.B.A. from the University of Michigan. Mr. Bowden is a Certified Public Accountant.

John P. Buser is the Executive Vice Chairman of NB Alternatives and a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios, Co-Investment, Northbound and Secondary Investment Committees. He is Head of Private Market Client Initiatives and previously was Global Head of Private Investment Portfolios for 13 years. Before joining Neuberger Berman in 1999, Mr. Buser was a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P., where he had extensive experience in the practice of domestic and international income taxation and complex partnership negotiation during his 17 year tenure. Mr. Buser was admitted to the State Bar of Texas in 1982 after receiving his J.D. from Harvard Law School. Prior to attending law school, Mr. Buser graduated summa cum laude with a B.S. in accounting from Kansas State University.

Michael Kramer is a Managing Director of Neuberger Berman. He is a member of the Co-Investment, Credit Opportunities, Marquee Brands and Private Investment Portfolios Investment Committees as well as a member of the Board of Directors for Marquee Brands. Before joining Neuberger Berman in 2006, Mr. Kramer was a vice president at The Cypress Group, a private equity firm with $3.5 billion under management. Prior thereto, he worked as an analyst at PaineWebber Incorporated. Mr. Kramer holds an M.B.A. from Harvard Business School and a B.A., cum laude, from Harvard College.

John H. Massey is the Chairman of the Neuberger Berman Private Investment Portfolios Investment Committee. He is also a member of the Co-Investment Investment Committee. In 1996, Mr. Massey was elected as one of the original members of the board of directors of the PineBridge Fund Group. Mr. Massey is active as a private investor and corporate director. Previously, he was Chairman and CEO of Life Partners Group, Inc., a NYSE listed company. Over the last 35 years, Mr. Massey has also served in numerous executive leadership positions with other publicly held companies including Gulf Broadcast Corporation, Anderson Clayton & Co., and Gulf United Corporation. He began his career in 1966 with Republic National Bank of Dallas as an investment analyst. Mr. Massey currently serves on the boards of several financial institutions, including Central Texas Bankshare Holdings, and Hill Bancshares Holdings, Inc., among others. He is also the principal shareholder of Columbus State Bank in Columbus, Texas and Hill Bank and Trust Company in Weimar, Texas. Mr. Massey received the Most Distinguished Alumnus award from SMU’s Cox School of Business in 1993. In 2009, he and Mrs. Massey were jointly named Most Distinguished Alumnus by The University of Texas from the Dallas/Fort Worth area. He currently serves as Chair of the Board of Trustees of the University of Texas School of Law and as an Advisory Board Member of the McCombs School of Business at The University of Texas. He is also active in oil and gas, agricultural and wildlife conservation activities in Colorado County and Matagorda County, Texas. Mr. Massey received a B.B.A. from Southern Methodist University and an M.B.A. from Cornell University. He also earned an L.L.B. from The University of Texas at Austin. He received his Chartered Financial Analyst designation and has been a member of the State Bar of Texas since 1966.

David Morse is a Managing Director of Neuberger Berman, and is the Global Co-Head of Private Equity Co-Investments. He is also a member of Co-Investment, Private Debt and Private Investment Portfolios Investment Committees. Mr. Morse is currently a Board Observer of Salient Solutions, Behavioral Health Group, Taylor Precision Investments, Gabriel Brothers’ Stores, and Extraction Oil and Gas, all of which are portfolio companies of our dedicated co-investment funds. Mr. Morse joined Lehman Brothers in 2003 as a Managing Director and principal in the Merchant Banking Group where he helped raise and invest Lehman Brothers Merchant Banking Partners III L.P. Prior to joining Lehman Brothers, Mr. Morse was a founding Partner of Hampshire Equity Partners (and its predecessor entities). Founded in 1993, Hampshire is a middle-market private equity and corporate restructuring firm with $825 million of committed capital over three private equity funds. Prior to Hampshire, Mr. Morse worked in GE Capital’s Corporate Finance Group providing one-stop financings to middle-market buyouts. Mr. Morse began his career in 1984 in Chemical Bank’s middle-market lending group. Mr. Morse holds an M.B.A. from the Tuck School of Business at Dartmouth College and a B.A. in Economics from Hamilton College. Mr. Morse is a member of the M.B.A. Advisory Board of the Tuck School, a member of the Alumni Council of Hamilton College, and a member of the Board of Trustees of the Berkshire School.

Joana P. Rocha Scaff is a Managing Director of Neuberger Berman, Head of Europe Private Equity and a member of the Co-Investment, Latin America Private Equity and Private Investment Portfolios Investment Committees. Previously, Ms. Scaff worked in investment banking covering primarily the telecommunications, media and information services sectors. Ms. Scaff worked in the investment banking division of Lehman Brothers, and prior to that at Citigroup Global Markets and Espirito Santo Investment. She advised on corporate transactions including mergers and acquisitions, financial restructurings and public equity and debt offerings in the United States, Europe and Brazil. Ms. Scaff received her M.B.A. from Columbia Business School and her B.A. in Business Management and Administration from the Universidade Catolica of Lisbon. Ms. Scaff is a member of the LP Committee of the BCVA – British Private Equity & Venture Capital Association.

Jonathan D. Shofet is the Global Head of the Firm’s Private Investment Portfolios group and is a Managing Director of Neuberger Berman. He is also a member of the Private Investment Portfolios and Co-Investment Investment Committees. Prior to joining Neuberger Berman in 2005, Mr. Shofet was a member of the Lehman Brothers Private Equity division, focusing on mid-through late-stage equity investments primarily in the technology, communications and media sectors. Prior to that, Mr. Shofet was a member of the Lehman Brothers Investment Banking division, where he focused on public and private financings, as well as strategic advisory in the real estate, technology and utility sectors. Mr. Shofet sits on the Limited Partner Advisory Boards of a number of funds including those managed by Amulet Capital, Beacon Capital Partners, Castlelake Airline Credit and Credit Strategies, Cerbeus Institutional Partners, Clearlake Capital, ComVest Investment Partners, DFW Capital, Monomoy Capital Partners, Platinum Equity, Siris Partners, Tengram Capital Partners, Thomas H. Lee Partners and Vector Capital Partners. He is also a Board Observer for several private companies. Mr. Shofet holds a B.A. from Binghamton University, where he graduated summa cum laude, Phi Beta Kappa.

Brien P. Smith is a Managing Director of Neuberger Berman and the Chief Operating Officer of the Neuberger Berman Private Equity Division. He is also a member of the Private Investment Portfolios, Co-Investment, Latin America Private Equity and Private Debt Investment Committees. Mr. Smith sits on the Limited Partner Advisory Boards of a number of investment relationships on behalf of Neuberger Berman funds. Prior to joining Neuberger Berman in 2001, Mr. Smith worked in the middle market private equity firm Mason Best Company, L.P., and its affiliates. While at Mason Best, Mr. Smith served in a number of roles, including executing private equity investments and dispositions, arranging transaction financing and restructuring underperforming investments. Mr. Smith began his career at Arthur Andersen & Co. where he focused on the financial services sector in the southwest. Mr. Smith sits on the Red McCombs School of Business Advisory Council at the University of Texas at Austin. He is also a director of National Autotech Inc. and has also served on a number of other boards of directors. Mr. Smith received a Master’s in Professional Accounting and a B.B.A. from the University of Texas at Austin.

David S. Stonberg is a Managing Director of Neuberger Berman and is the Global Co-Head of Private Equity Co-Investments. He is also a member of the Co-Investment, Private Investment Portfolios, Renaissance and Secondary Investment Committees. Before joining Neuberger Berman in 2002, Mr. Stonberg held several positions within Lehman Brothers’ Investment Banking Division including providing traditional corporate and advisory services to clients as well as leading internal strategic and organizational initiatives for Lehman Brothers. Mr. Stonberg began his career in the Mergers and Acquisitions Group at Lazard Frères. Mr. Stonberg is also a member of the Neuberger Berman Risk Committee. Mr. Stonberg holds an M.B.A. from the Stern School of New York University and a B.S.E. from the Wharton School of the University of Pennsylvania.

Anthony D. Tutrone is the Global Head of Neuberger Berman Private Equity and a Managing Director of Neuberger Berman. He is a member of all Neuberger Berman Private Equity’s Investment Committees. Mr. Tutrone is a member of Neuberger Berman's Partnership, Operating, and Asset Allocation Committees. Prior to starting at Neuberger Berman, from 1994 to 2001, Mr. Tutrone was a Managing Director and founding member of The Cypress Group, a private equity firm focused on middle market buyouts with approximately $3.5 billion in assets under management. Mr. Tutrone began his career at Lehman Brothers in 1986, starting in Investment Banking and in 1987 becoming one of the original members of the firm’s Merchant Banking Group. This group managed a $1.2 billion private equity fund focused on middle market buyouts. He has been a member of the board of directors of several public and private companies and has sat on the advisory boards of several private equity funds. Mr. Tutrone earned an M.B.A. from Harvard Business School and a B.A. in Economics from Columbia University.

Peter J. Von Lehe is the head of Investment Solutions and Strategy and is a Managing Director of Neuberger Berman. He is also a member of the Athyrium, Private Investment Portfolios, Co-Investment, Marquee Brands and Renaissance Investment Committees. Mr. von Lehe sits on the Limited Partner Advisory Boards of a number of investment relationships globally on behalf of Neuberger Berman funds. Previously, Mr. von Lehe was a Managing Director and Deputy Head of the Private Equity Fund of Funds unit of Swiss Re Company. There, Mr. von Lehe was responsible for investment analysis and product structuring and worked in both New York and Zurich. Before that, he was an attorney with the law firm of Willkie Farr & Gallagher LLP in New York focusing on corporate finance and private equity transactions. He began his career as a financial analyst for a utility company, where he was responsible for econometric modeling. Mr. von Lehe received a B.S. with Honors in Economics from the University of Iowa and a J.D. with High Distinction, from the University of Iowa College of Law. He is a member of the New York Bar.

Patricia Miller Zollar is a Managing Director of Neuberger Berman.  Within the alternatives business, she is responsible for managing a bespoke Co-Investment Separate Account and leading the NorthBound Emerging Managers Private Equity Fund, a private equity fund which invests in private equity partnership interests and co-investments. She is also a member of the Co-Investment, Private Investment Portfolios, and NorthBound Investment Committees.  Before the management buyout of Neuberger, Ms. Zollar co-headed and co-founded the Lehman Brothers Partnership Solutions Group (“PSG”), a Wall Street business focused on developing strategic opportunities with women- and minority-owned financial services firms. The innovation of the Partnership Solutions Group was chronicled in a case study for the Harvard Business School. Before rejoining Lehman Brothers in 2004, Ms. Zollar was a vice president in the Asset Management Division of Goldman Sachs.  Ms. Zollar began her career as a Certified Public Accountant in the Audit Division of Deloitte & Touche. She received her MBA from Harvard Business School and her B.S., with highest distinction, from North Carolina A&T State University, where she formerly served as Chairperson of the Board of Trustees and is the recipient of an honorary Doctorate degree. Ms. Zollar is a member of the Executive Leadership Council and serves on the executive board of the National Association of Investment Companies and The Apollo Theater.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member - As of October 31, 2017:

The following table lists the number and types of accounts, other than the Fund, managed by the Fund’s Portfolio Management Team and estimated assets under management in those accounts, as of October 31, 2017.

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
James D. Bowden
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	12	$1,847,200,000	12	$1,847,200,000
Other Accounts	0	$0	0	$0
John P. Buser
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	28	$8,576,200,000	28	$8,576,200,000
Other Accounts	43	$12,546,700,000	43	$12,546,700,000

Michael Kramer
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	27	$8,614,600,000	27	$8,614,600,000
Other Accounts	41	$12,316,700,000	41	$12,316,700,000

John H. Massey
Registered Investment Companies	5	$816,300,000	5	$816,300,000
Other Pooled Investment Vehicles	27	$8,614,600,000	27	$8,614,600,000
Other Accounts	41	$12,316,700,000	41	$12,316,700,000
David Morse
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	27	$8,614,600,000	27	$8,614,600,000
Other Accounts	41	$12,316,700,000	41	$12,316,700,000

Joana P. Rocha Scaff
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	27	$8,614,600,000	27	$8,614,600,000
Other Accounts	41	$12,316,700,000	41	$12,316,700,000

Type of Account	Number of Accounts Managed	Total Assets Managed	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based
Jonathan D. Shofet
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	27	$8,614,600,000	27	$8,614,600,000
Other Accounts	41	$12,316,700,000	41	$12,316,700,000
Brien P. Smith
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	27	$8,614,600,000	27	$8,614,600,000
Other Accounts	41	$12,316,700,000	41	$12,316,700,000
David S. Stoneberg
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	27	$8,614,600,000	27	$8,614,600,000
Other Accounts	41	$12,316,700,000	41	$12,316,700,000
Anthony D. Tutrone
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	28	$8,576,200,000	28	$8,576,200,000
Other Accounts	43	$12,546,700,000	43	$12,546,700,000
Peter J. Von Lehe
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	27	$8,614,600,000	27	$8,614,600,000
Other Accounts	41	$12,316,700,000	41	$12,316,700,000
Patricia Miller Zolar
Registered Investment Companies	5	$820,000,000	5	$820,000,000
Other Pooled Investment Vehicles	28	$8,576,200,000	28	$8,576,200,000
Other Accounts	43	$12,546,700,000	43	$12,546,700,000

Potential Conflicts of Interests

Real, potential or apparent conflicts of interest may arise should members of the Portfolio Management Team have day-to-day portfolio management responsibilities with respect to more than one fund. Portfolio Management Team members may manage other accounts with investment strategies similar to the Registrant, including other investment companies, pooled investment vehicles and separately managed accounts. Fees earned by the Investment Adviser may vary among these accounts and Portfolio Management Team members may personally invest in these accounts. These factors could create conflicts of interest because the Portfolio Management Team members may have incentives to favor certain accounts over others, that could result in other accounts outperforming the Registrant. A conflict may also exist if a Portfolio Management Team member identifies a limited investment opportunity that may be appropriate for more than one account, but the Registrant is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, a Portfolio Management Team member may execute transactions for another account that may adversely impact the value of securities held by the Registrant. However, the Investment Adviser believes that these risks are mitigated by the fact that accounts with like investment strategies managed by the Portfolio Management Team members are generally managed in a similar fashion and the Investment Adviser has a policy that seeks to allocate opportunities on a fair and equitable basis.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members - As of October 31, 2017:

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees. We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed and variable compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance, utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts. For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions. The percentage of revenue a Portfolio Manager receives will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity. Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of our Contingent Compensation Plan (vesting over 3 years).

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation. Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio. In prior years, employees may have elected to have a portion of their contingent amounts delivered in the form of Neuberger Berman’s equity (either vested or unvested, depending on the terms of the plain for that year). Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

Restrictive Covenants. Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Disclosure of Securities Ownership.

As of October 31, 2017, no Portfolio Management Team member owned any interest in the Registrant.

(b) Not applicable.

Item 9. Purchase of Equity Securities By Close-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which members may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) were effective as of a date within 90 days prior to the filing date of this report, based on their evaluation of the effectiveness of the Registrant's disclosure controls and procedures, as required by Rule 30a-3(b) of the 1940 Act.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)	The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2017.

(b)	The Fund did not did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended October 31, 2017.

Item 13. Exhibits.

(a)(1)	Code of ethics – see item 2.

(a)(2)	Separate certifications for the Registrant's Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(a) under the 1940 Act are filed herewith.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are furnished herewith.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Excelsior Venture Partners III, LLC

By: /s/ Robert Conti

Robert Conti

Chief Executive Officer and President

Date: January 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Robert Conti

Robert Conti

Chief Executive Officer and President

(Principal Executive Officer)

Date: January 8, 2018

By: /s/ John M. McGovern

John M. McGovern

Treasurer

(Principal Financial Officer)

Date: January 8, 2018